SMP LOGO OMITTED



For Immediate Release
                                                  For more information, contact:
                                                                  James J. Burke
                                                   Standard Motor Products, Inc.
                                                                  (718) 392-0200
                                                                    Jennifer Tio
                                                Maximum Marketing Services, Inc.
                                                            (312) 226-4111 x2449
                                                   Jennifer.tio@maxmarketing.com




                     Standard Motor Products, Inc. Announces
                           Fourth Quarter 2007 Results

New York, NY, March 11, 2008......Standard Motor Products, Inc. (NYSE: SMP), an
automotive replacement parts manufacturer and distributor, reported today its consolidated financial results for the three months and for the year ended December 31, 2007.

Consolidated net sales for the fourth quarter of 2007 were $167.3 million, compared to consolidated net sales of $169 million during the comparable quarter in 2006. Losses from continuing operations for the fourth quarter of 2007 were $7.9 million or 43 cents per diluted share, compared to a loss of $1.5 million or 8 cents per diluted share in the fourth quarter of 2006. Excluding restructuring expenses for previously announced facility moves and the loss from our divestiture of our European Temperature Control business in 2006, losses from continuing operations for the fourth quarter 2007 were $3.6 million or 19 cents per diluted share compared to earnings in the fourth quarter 2006 of $2.6 million or 14 cents per diluted share.




--------------------------------------------------------------------------------
                37-18 Northern Blvd., Long Island City, NY 11101
                                 (718) 392-0200
                                 www.smpcorp.com

Consolidated net sales for 2007 were $790.2 million, compared to consolidated net sales of $812 million during the comparable period in 2006. Earnings from continuing operations for 2007 were $5.4 million or 29 cents per diluted share, compared to $9.2 million or 50 cents per diluted share in 2006. Excluding restructuring expenses for previously announced facility moves, a gain from the sale of our Ft. Worth, Texas building in 2007 and the loss from our divestiture of our European Temperature Control business in 2006, earnings from continuing operations for 2007 and 2006 were $11.4 million or 61 cents per diluted share and $13.9 million or 76 cents per diluted share, respectively.

Commenting on the results, Mr. Lawrence I. Sills, Standard Motor Products' Chairman and Chief Executive Officer, stated, "We are obviously disappointed in our fourth quarter results. The primary culprit was heavy stock returns in Engine Management, which came in at the very end of the year. These returns lowered our Engine Management net sales for the quarter (Engine Management gross sales before deductions for the quarter were approximately $5 million ahead of the comparable quarter in 2006). More important, they reduced our Engine Management gross margin for the quarter to 21.7% and to 25.6% for the full year.

"There were two main components of these returns. First were heavy returns from key accounts, as many in the distribution channel looked to reduce their stock levels going into 2008. Second, were returns generated as we implemented a brand change for two major customers.

"Despite the poor fourth quarter, the annual figure of 25.6% gross margin for Engine Management represents a one point improvement over 2006, primarily the result of aggressive cost reductions and additional manufacturing savings. We are confident of achieving our stated target of 27-28% gross margin for Engine Management once the previously announced plant moves to Mexico are complete.

"In Temperature Control, earlier in the year we reduced prices in response to low price imports from China. We have instituted further price reductions in 2008, but we anticipate these will be offset as we continue to shift compressor production to Mexico.

"Looking to 2008, sales for the first two months are holding up satisfactorily. Further we will have a full year's benefit of new OES volume gained during 2007. We will also see cost reductions from the plant moves to Mexico, though the full benefit will not be felt until 2009. All moves are on or ahead of schedule.

"We recently concluded an agreement with Continental to acquire a portion of their OE/OES business. We will be purchasing equipment and inventory for various sensor lines from their factory in upstate New York and relocating it to our Independence, KS facility. Annual volumes are approximately $10-15 million, and we plan to begin shipments in the latter part of 2008. Customers include a wide range of car manufacturers, both domestic and import, for use in their service operations. We believe that OES is a major opportunity for us, and this is a good step in that direction.

Standard Motor Products, Inc. will hold a conference call at 11:00 AM, Eastern Time, on Tuesday, March 11, 2008. The dial in number is 800-895-1085 (domestic) or 785-424-1055 (international). The playback number is 800-723-0488 (domestic) or 402-220-2651 (international). The conference ID # is STANDARD.



Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Standard Motor Products cautions investors that any forward-looking statements made by the company, including those that may be made in this press release, are based on management's expectations at the time they are made, but they are subject to risks and uncertainties that may cause actual results, events or performance to differ materially from those contemplated by such forward looking statements. Among the factors that could cause actual results, events or performance to differ materially from those risks and uncertainties discussed in this press release are those detailed from time-to-time in prior press releases and in the company's filings with the Securities and Exchange Commission, including the company's annual report on Form 10-K and quarterly reports on Form 10-Q. By making these forward-looking statements, Standard Motor Products undertakes no obligation or intention to update these statements after the date of this release.


                                      ###


                                                  STANDARD MOTOR PRODUCTS, INC.

                                            Consolidated Statements of Operations

(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                THREE MONTHS ENDED          TWELVE MONTHS ENDED
                                                                   DECEMBER 31,                   DECEMBER 31,
                                                              2007            2006            2007           2006
                                                          ------------    ------------    ------------    ------------


NET SALES                                                 $    167,251    $    169,019    $    790,185    $    812,024

COST OF SALES                                                  128,182         123,067         587,910         606,803
                                                          ------------    ------------    ------------    ------------

GROSS PROFIT                                                    39,069          45,952         202,275         205,221

SELLING, GENERAL & ADMINISTRATIVE EXPENSES                      40,034          41,228         168,950         168,050
RESTRUCTURING EXPENSES                                           7,066           1,028          10,933           1,856
                                                          ------------    ------------    ------------    ------------

OPERATING INCOME (LOSS)                                         (8,031)          3,696          22,392          35,315

OTHER INCOME (EXPENSE), NET                                        971          (2,363)          3,881            (383)

INTEREST EXPENSE                                                 4,103           4,449          18,044          19,275
                                                          ------------    ------------    ------------    ------------

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES        (11,163)         (3,116)          8,229          15,657

INCOME TAX EXPENSE (BENEFIT)                                    (3,220)         (1,643)          2,798           6,494
                                                          ------------    ------------    ------------    ------------

EARNINGS (LOSS) FROM CONTINUING OPERATIONS                      (7,943)         (1,473)          5,431           9,163

DISCONTINUED OPERATION, NET OF TAX                                (380)           (355)         (3,156)            248
                                                          ------------    ------------    ------------    ------------

NET EARNINGS (LOSS)                                       $     (8,323)   $     (1,828)   $      2,275    $      9,411
                                                          ============    ============    ============    ============






NET EARNINGS (LOSS) PER COMMON SHARE:

   BASIC EARNINGS (LOSS) FROM CONTINUING OPERATIONS       $      (0.43)   $      (0.08)   $       0.29    $       0.50
   DISCONTINUED OPERATION                                        (0.02)          (0.02)   $      (0.17)           0.01
                                                          ------------    ------------    ------------    ------------
   NET EARNINGS (LOSS) PER COMMON SHARE - BASIC           $      (0.45)   $      (0.10)   $       0.12    $       0.51
                                                          ============    ============    ============    ============


   DILUTED EARNINGS (LOSS) FROM CONTINUING OPERATIONS     $      (0.43)   $      (0.08)   $       0.29    $       0.50
   DISCONTINUED OPERATION                                        (0.02)          (0.02)          (0.17)           0.01
                                                          ------------    ------------    ------------    ------------
   NET EARNINGS (LOSS) PER COMMON SHARE - DILUTED         $      (0.45)   $      (0.10)   $       0.12    $       0.51
                                                          ============    ============    ============    ============

WEIGHTED AVERAGE NUMBER OF COMMON SHARES                    18,296,957      18,336,891      18,530,548      18,283,707
WEIGHTED AVERAGE NUMBER OF COMMON AND DILUTIVE SHARES       18,344,564      18,459,914      18,586,532      18,325,175



                             STANDARD MOTOR PRODUCTS

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                             (Dollars in thousands)

                                     ASSETS

                                                     December 31,   December 31,
                                                         2007           2006
                                                       --------       --------

Cash                                                    $ 13,261        $ 22,348

Accounts receivable, gross                               213,409         193,129
Allowance for doubtful accounts                            8,964           9,465
                                                        --------        --------
Accounts receivable, net                                 204,445         183,664

Inventories                                              252,277         233,970
Assets held for sale                                       5,373            --
Other current assets                                      27,381          21,856

                                                        --------        --------
Total current assets                                     502,737         461,838
                                                        --------        --------

Property, plant and equipment, net                        71,775          80,091
Goodwill and other intangibles                            57,891          56,289
Other assets                                              45,689          41,874

                                                        --------        --------
Total assets                                            $678,092        $640,092
                                                        ========        ========



                 LIABILITIES AND STOCKHOLDERS' EQUITY


Notes payable                                                $156,756   $139,799
Current portion of long term debt                                 583        542
Accounts payable trade                                         64,384     53,783
Accrued customer returns                                       23,149     21,705
Other current liabilities                                      67,723     62,696
                                                             --------   --------
Total current liabilities                                     312,595    278,525
                                                             --------   --------

Long-term debt                                                 97,972     97,979
Accrued asbestos liability                                     22,651     20,828
Postretirement & other liabilities                             56,510     52,061
                                                             --------   --------
Total liabilities                                             489,728    449,393
                                                             --------   --------

Total stockholders' equity                                    188,364    190,699
                                                            --------   --------
Total liabilities and stockholders' equity                   $678,092   $640,092
                                                             ========   ========


                                 STANDARD MOTOR PRODUCTS, INC.
                           Reconciliation of GAAP and Non-GAAP Measures


(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                    THREE MONTHS ENDED       TWELVE MONTHS ENDED
                                                        DECEMBER 31,              DECEMBER 31,
EARNINGS (LOSS) FROM CONTINUING OPERATIONS           2007        2006         2007          2006
                                                  ---------    ---------    ----------    ----------
                                                          (Unaudited)              (Unaudited)

GAAP EARNINGS (LOSS) FROM CONTINUING OPERATIONS   $  (7,943)   $  (1,473)   $    5,431    $    9,163

RESTRUCTURING EXPENSES (NET OF TAX)                   4,328          827         6,734         1,523

LOSS FROM DIVESTITURE OF EUROPEAN TC BUSINESS          --          3,209          --           3,209

GAIN FROM SALE OF FT. WORTH, TEXAS BUILDING
  (NET OF TAX)                                         --           --            (740)         --
                                                  ---------    ---------    ----------    ----------

NON-GAAP EARNINGS (LOSS) FROM CONTINUING
  OPERATIONS                                      $  (3,615)   $   2,563    $   11,425    $   13,895
                                                  =========    =========    ==========    ==========



DILUTED EARNINGS (LOSS) PER SHARE FROM
  CONTINUING OPERATIONS

GAAP DILUTED EARNINGS (LOSS) PER SHARE
  FROM CONTINUING OPERATIONS                      $   (0.43)   $   (0.08)   $    0.29     $     0.50

RESTRUCTURING EXPENSES                                 0.24         0.05          0.36          0.08

LOSS FROM DIVESTITURE OF EUROPEAN TC BUSINESS          --           0.17          --            0.18

GAIN FROM SALE OF FT. WORTH, TEXAS BUILDING            --           --           (0.04)         --
                                                  ---------    ---------    ----------    ----------

NON-GAAP DILUTED EARNINGS (LOSS)
  PER SHARE FROM CONTINUING OPERATIONS            $   (0.19)   $    0.14    $     0.61    $     0.76
                                                  =========    =========    ==========    ==========



MANAGEMENT BELIEVES THAT EARNINGS FROM CONTINUING OPERATIONS AND DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS BEFORE SPECIAL ITEMS, WHICH ARE NON-GAAP MEASUREMENTS, ARE MEANINGFUL TO INVESTORS BECAUSE THEY PROVIDE A VIEW OF THE COMPANY WITH RESPECT TO ONGOING OPERATING RESULTS. SPECIAL ITEMS REPRESENT SIGNIFICANT CHARGES OR CREDITS THAT ARE IMPORTANT TO AN UNDERSTANDING OF THE COMPANY'S OVERALL OPERATING RESULTS IN THE PERIODS PRESENTED. SUCH NON-GAAP MEASUREMENTS ARE NOT RECOGNIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND SHOULD NOT BE VIEWED AS AN ALTERNATIVE TO GAAP MEASURES OF PERFORMANCE.